UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15 (d) of the
Securities Exchange Act of 1934
August 1, 2018 (August 1, 2018)
Date of Report (Date of earliest event reported)
Commission file number: 1-33026
COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-3447504
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Commvault Way, Tinton Falls, New Jersey
07724
(Address of principal executive offices)
(Zip Code)
(732) 870-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act  ☐

Item 1.01.    Entry into a Material Definitive Agreement
On August 1, 2018, Commvault Systems, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement (the “Rights Agreement”), dated as of November 14, 2008, by and between the Company and Computershare Trust Company, N.A. (as successor to Registrar and Transfer Company), as rights agent. Capitalized terms used herein but not otherwise defined shall be ascribed the meanings given to such terms in the Rights Agreement.

The Amendment accelerates the expiration of the Rights from 5:00 p.m., New York City time on November 14, 2018 to 5:00 p.m., New York City time, on August 1, 2018, and has the effect of terminating the Rights Agreement on that date. At such time, all of the Rights distributed to the holders of the Company’s common stock pursuant to the Rights Agreement will expire.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 and is incorporated herein by reference.

Item 1.02.    Termination of a Material Definitive Agreement
The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.03.    Material Modification to Rights of Security Holders
The information set forth under Item 1.01 is incorporated herein by reference.

Item 8.01.    Other Events
On August 1, 2018, the Company issued a press release announcing entry into the Amendment. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibits
Exhibit No.        Description

4.1
Amendment No. 1 to Rights Agreement, dated as of August 1, 2018, by and between Commvault Systems, Inc. and Computershare Trust Company, N.A. (as successor to Registrar and Transfer Company), as rights agent.

99.1	Press Release of Commvault Systems, Inc., dated August 1, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMMVAULT SYSTEMS, INC.

By: /s/ Warren H. Mondschein
Name: Warren H. Mondschein
Title: VP, General Counsel and Secretary
DATE: August 1, 2018